SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

September 30, 2003
(Date of earliest event reported)

Rayovac Corporation

(Exact name of Registrant as specified in its charter)

Wisconsin (State of Incorporation)	001-13615 (Commission File No.)	22-2423556 (IRS Employer Identification No.)

601 Rayovac Drive, Madison, Wisconsin 53711
(Address of principal executive offices, including zip code)

(608) 275-3340
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

SIGNATURE
INDEX TO EXHIBITS
EX-23.1 CONSENT OF INDEPENDENT AUDITORS
EX-99.1 UNAUDITED CONSOLIDATED FINANCIAL STMTS
EX-99.2 AUDITED CONSOLIDATED FINANCIAL STMTS
EX-99.3 UNAUDITED PRO FORMA CONDENSED FIN STMTS

      This Amendment to the Current Report on Form 8-K amends the Current Report on Form 8-K filed by Rayovac Corporation (the “Company”or the “Registrant”) on October 15, 2003.

Item 2. ACQUISITION OR DISPOSITION OF ASSETS

      On October 15, 2003, the Company filed with the Securities and Exchange Commission a Current Report on Form 8-K with respect to the Company’s acquisition, on September 30, 2003, of 100% of the outstanding Membership Interests of Remington Products Company, L.L.C. (“Remington”).

      This Amendment to the Current Report on Form 8-K is filed solely to include the financial statements and pro forma financial information described in Item 7 below.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Business Acquired.

      (i) The following unaudited financial statements of Remington Products Company, L.L.C. are included as Exhibit 99.1 to this report:

Consolidated Balance Sheets as of June 30, 2003 (restated), December 31, 2002 (restated) and June 30, 2002

Consolidated Statements of Operations for the three and six months ended June 30, 2003 and 2002

Consolidated Statements of Cash Flows for the six months ended June 30, 2003 and 2002

Notes to Unaudited Consolidated Financial Statements

      (ii) The following audited financial statements of Remington Products Company, L.L.C. are included as Exhibit 99.2 to this report:

Independent Auditors’ Report.

Consolidated Balance Sheets as of December 31, 2002 (restated) and 2001.

Consolidated Statements of Operations for the years ended December 31, 2002, 2001 and 2000

Consolidated Statements of Members’ Deficit for the years ended December 31, 2002 (restated), 2001 and 2000

Consolidated Statements of Cash Flows for the years ended December 31, 2002, 2001 and 2000

Notes to Consolidated Financial Statements

Financial Statement Schedule

Schedule II—Valuation and Qualifying Accounts for each of the years in the three-year period ended December 31, 2002

(b) Pro Forma Financial Information. The following unaudited pro forma financial information with respect to the Registrant is included as Exhibit 99.3 to this report:

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 29, 2003

Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet

Unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine months ended June 29, 2003 and the fiscal year ended September 30, 2002

Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations

(c) Exhibits.

Exhibit
Number	Description of Exhibit

1.1*	Purchase Agreement dated September 26, 2003, by and among Rayovac Corporation, ROV Holding, Inc., Rovcal, Inc., Banc of America Securities LLC, Citigroup Global Markets Inc. and ABN AMRO Incorporated.
2.1**	Purchase Agreement dated August 21, 2003, by and among Rayovac Corporation, Remington Products Company, L.L.C., Vestar Equity Partners, L.P., Investors/RP, L.L.C. and RPI Corp.
2.2*	Amendment No. 1 to Purchase Agreement dated August 21, 2003, by and among Rayovac Corporation, Remington Products Company, L.L.C., Vestar Equity Partners, L.P., Investors/RP, L.L.C. and RPI Corp.
4.1*	Registration Rights Agreement dated September 30, 2003, by and among Rayovac Corporation, ROV Holding, Inc., Rovcal, Inc., Vestar Shaver Corp., Vestar Razor Corp., Remington Products Company, L.L.C., Remington Capital Corporation, Remington Rand Corporation, Remington Corporation, L.L.C., Banc of America Securities LLC, Citigroup Global Markets Inc. and ABN AMRO Incorporated.

4.2*	Indenture dated September 30, 2003, by and among Rayovac Corporation, ROV Holding, Inc., Rovcal, Inc., Vestar Shaver Corp., Vestar Razor Corp., Remington Products Company, L.L.C., Remington Capital Corporation, Remington Rand Corporation, Remington Corporation, L.L.C. and U.S. Bank National Association.
10.1***	Third Amended and Restated Credit Agreement, dated October 1, 2002, by and among the Company, VARTA Geratebatterie GmbH, the lenders party thereto, LaSalle Bank National Association, as documentation agent, Citicorp North America, Inc., as syndication agent, and Bank of America, N.A., as administrative agent.
10.2****	Amendment No. 1 to Third Amended and Restated Credit Agreement, dated October 1, 2002, by and among the Company, VARTA Geratebatterie GmbH, the lenders party thereto, LaSalle Bank National Association, as documentation agent, Citicorp North America, Inc., as syndication agent, and Bank of America, N.A., as administrative agent.
10.3*	Amendment No. 2 to Third Amended and Restated Credit Agreement, dated October 1, 2002, by and among the Company, VARTA Geratebatterie GmbH, the lenders party thereto, LaSalle Bank National Association, as documentation agent, Citicorp North America, Inc., as syndication agent, and Bank of America, N.A., as administrative agent.
10.4*	Amendment No. 3 to Third Amended and Restated Credit Agreement, dated October 1, 2002, by and among the Company, VARTA Geratebatterie GmbH, the lenders party thereto, LaSalle Bank National Association, as documentation agent, Citicorp North America, Inc., as syndication agent, and Bank of America, N.A., as administrative agent.
23.1	Consent of Independent Auditors
99.1	Unaudited Consolidated Financial Statements of Remington Products Company, L.L.C.
99.2	Audited Consolidated Financial Statements of Remington Products Company, L.L.C.
99.3	Unaudited Pro Forma Condensed Consolidated Financial Information

*	Previously filed with the Registrant’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission on October 15, 2003, and hereby incorporated by reference herein.

**	Previously filed as Exhibit 99.1 to the Registrant’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission on September 3, 2003 and hereby incorporated by reference herein.

***	Previously filed as Exhibit 2.2 to the Registrant’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission on October 16, 2002 and hereby incorporated by reference herein.

****	Previously filed as Exhibit 10.17 to the Registrant’s Quarterly Report on Form 10-Q for the quarterly period ended December 29, 2002, as filed with the Securities and Exchange Commission on February 12, 2003 and hereby incorporated by reference herein.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 10, 2003	RAYOVAC CORPORATION

		By:	/s/ Randall J. Steward Randall J. Steward Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description of Exhibit

1.1*	Purchase Agreement dated September 26, 2003, by and among Rayovac Corporation, ROV Holding, Inc., Rovcal, Inc., Banc of America Securities LLC, Citigroup Global Markets Inc. and ABN AMRO Incorporated.
2.1**	Purchase Agreement dated August 21, 2003, by and among Rayovac Corporation, Remington Products Company, L.L.C., Vestar Equity Partners, L.P., Investors/RP, L.L.C. and RPI Corp.
2.2*	Amendment No. 1 to Purchase Agreement dated August 21, 2003, by and among Rayovac Corporation, Remington Products Company, L.L.C., Vestar Equity Partners, L.P., Investors/RP, L.L.C. and RPI Corp.
4.1*	Registration Rights Agreement dated September 30, 2003, by and among Rayovac Corporation, ROV Holding, Inc., Rovcal, Inc., Vestar Shaver Corp., Vestar Razor Corp., Remington Products Company, L.L.C., Remington Capital Corporation, Remington Rand Corporation, Remington Corporation, L.L.C., Banc of America Securities LLC, Citigroup Global Markets Inc. and ABN AMRO Incorporated.
4.2*	Indenture dated September 30, 2003, by and among Rayovac Corporation, ROV Holding, Inc., Rovcal, Inc., Vestar Shaver Corp., Vestar Razor Corp., Remington Products Company, L.L.C., Remington Capital Corporation, Remington Rand Corporation, Remington Corporation, L.L.C. and U.S. Bank National Association.
10.1***	Third Amended and Restated Credit Agreement, dated October 1, 2002, by and among the Company, VARTA Geratebatterie GmbH, the lenders party thereto, LaSalle Bank National Association, as documentation agent, Citicorp North America, Inc., as syndication agent, and Bank of America, N.A., as administrative agent.
10.2****	Amendment No. 1 to Third Amended and Restated Credit Agreement, dated October 1, 2002, by and among the Company, VARTA Geratebatterie GmbH, the lenders party thereto, LaSalle Bank National Association, as documentation agent, Citicorp North America, Inc., as syndication agent, and Bank of America, N.A., as administrative agent.
10.3*	Amendment No. 2 to Third Amended and Restated Credit Agreement, dated October 1, 2002, by and among the Company, VARTA Geratebatterie GmbH, the lenders party thereto, LaSalle Bank National Association, as documentation agent, Citicorp North America, Inc., as syndication agent, and Bank of America, N.A., as administrative agent.

10.4*	Amendment No. 3 to Third Amended and Restated Credit Agreement, dated October 1, 2002, by and among the Company, VARTA Geratebatterie GmbH, the lenders party thereto, LaSalle Bank National Association, as documentation agent, Citicorp North America, Inc., as syndication agent, and Bank of America, N.A., as administrative agent.
23.1	Consent of Independent Auditors
99.1	Unaudited Consolidated Financial Statements of Remington Products Company, L.L.C.
99.2	Audited Consolidated Financial Statements of Remington Products Company, L.L.C.
99.3	Unaudited Pro Forma Condensed Consolidated Financial Information

*	Previously filed with the Registrant’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission on October 15, 2003, and hereby incorporated by reference herein.

**	Previously filed as Exhibit 99.1 to the Registrant’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission on September 3, 2003 and hereby incorporated by reference herein.

***	Previously filed as Exhibit 2.2 to the Registrant’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission on October 16, 2002 and hereby incorporated by reference herein.

****	Previously filed as Exhibit 10.17 to the Registrant’s Quarterly Report on Form 10-Q for the quarterly period ended December 29, 2002, as filed with the Securities and Exchange Commission on February 12, 2003 and hereby incorporated by reference herein.